Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:      Sterling Chemicals Energy, Inc.     Petition Date:     07/16/01
                                                    CASE NUMBER:  01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH:     March         Year:  2003

====================================================================================================================================
                                                                                     Revised
                  MONTH                         9/30/2002   10/31/2002  11/30/2002  12/31/2002  1/31/2003   2/28/2003     3/31/2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                               $  170,870   $  203,142  $  191,308  $  226,494  $  245,924  $  410,448   $  407,936
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT. DEPREC./TAX (MOR-6)         $  (28,620)  $   66,098  $   67,294  $  598,385  $  102,104  $  (46,763)  $  (93,133)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                      $  (37,436)  $   62,360  $   63,853  $  363,774  $   63,446  $  (32,750)  $  (63,478)
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                   $     --     $     --    $     --    $     --    $     --    $     --     $     --
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)              $     --     $     --    $     --    $     --    $     --    $     --     $     --
TOTAL NET DISBURSEMENTS (MOR-7) (1)            $1,193,039   $1,207,428  $1,335,732  $1,856,670  $1,475,852  $1,973,745   $1,434,459
====================================================================================================================================
(1) Excludes intercompany transfers as follows:$     --     $     --    $     --    $     --    $     --    $     --     $     --

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

--------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
      See attachment 2                                  DATE
-----------------------------
CASUALTY                           YES (x) NO (  )  08 - 01 - 02
LIABILITY                          YES (x) NO (  )  07 - 01 - 02
VEHICLE                            YES (x) NO (  )  07 - 01 - 02
WORKER'S                           YES (x) NO (  )  07 - 01 - 02
OTHER                              YES (x) NO (  )    various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103
--------------------------------------------------------------------------------

Are all accounts receivable being collected within terms?    NO
Are all post-petition liabilities, including taxes, being paid with terms? YES Have any pre-petition liabilities been paid? No
If so, describe

--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts?  YES
Were any assets disposed of outside the normal course of business?   NO
If so, describe  _______________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?  YES
What is the status of your Plan of Reorganization? Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------


               I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

               Signed  _________________________________________________________
                                        (ORIGINAL SIGNATURE)

               Title           Vice President and Corporate Controller
                               ---------------------------------------

MOR-1

CASE NAME: Sterling Chemicals Energy, Inc.          CASE NUMBER:  01-37807-H4-11

                                                                           Paid
Coverage       Policy Period     Policy No.      Limits     Carrier      Through
--------------------------------------------------------------------------------

See Attachment 2

CASE NAME: Sterling Chemicals Energy, Inc.          CASE NUMBER:  01-37807-H4-11

                                                                          Paid
Coverage       Policy Period     Policy No.      Limits     Carrier      Through
--------------------------------------------------------------------------------

See Attachment 2

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

--------------------------------------------------------------------------------
No.         Type of Insurance          Amounts/Limits            Insurance Co.
---         -----------------          --------------            -------------
--------------------------------------------------------------------------------
   1   Workers Compensation       Statutory - $1,000,000         American Guar.
                                  Employers                      Zurich US
                                  Liability. Ded. $250,000
                                  per accident.
--------------------------------------------------------------------------------
   2   Automobile Liability       $2,000,000 ea.                 American Guar.
                                  occurrence. Ded.               Zurich Amer.
                                  $25,000 per occurrence.
--------------------------------------------------------------------------------
   3   Excess Liability           $5,000,000 ea. occurrence and  Primex, Ltd
       Excess to $1 Million SIR   aggregate.  Excess $1,000,000
                                  GL $2,000,000 AL.
--------------------------------------------------------------------------------
   4   Excess Liability           $20,000,000 ea. loss and       Primex, Ltd.
                                  aggregate.                     (Reinsured
                                                                 through  Munich
                                                                 Re:)
--------------------------------------------------------------------------------
   5   Excess Liability           $50,000,000 ea. loss and       Gerling Global
                                  aggregate.

--------------------------------------------------------------------------------
   6   Excess Liability           $50,000,000 ea. loss and       Zurich Energy -
                                  aggregate.                     London

--------------------------------------------------------------------------------
   7   Excess Liability           $50,000,000                    Swiss Re:
--------------------------------------------------------------------------------
   8   Excess Liability           $50,000,000                    Zurich Ins.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
 1 year       7/1/2003     Total annual          $239,650 - Audit at expiration.
                           remuneration          (Plus all losses within
                                                 deductible. (AFCO)

--------------------------------------------------------------------------------
 1 year       7/1/2003     Number of vehicles    $96,876  (AFCO)
                           owned and leased

--------------------------------------------------------------------------------
 1 year       7/1/2003     Annual revenues       $607,121 Annual - Half on
                           and remuneration       7/1/01; 1/2 on 1/1/02.

--------------------------------------------------------------------------------
 1 year       7/1/2003     Included              Included



--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge - based   $495,000 (AFCO)
                           on exposures and
                           risk potential
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge - based   $310,000 (AFCO)
                           on exposures and
                           risk potential
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge           $280,000 (AFCO)
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat Charge           $200,000 (AFCO)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No.       Type of Insurance         Amounts/Limits            Insurance Co.
---       -----------------         --------------            -------------
--------------------------------------------------------------------------------
   9   Excess Liability            $100,000,000               Starr Excess
--------------------------------------------------------------------------------
  10   Marine Terminal Operators   $50,000,000 ea.            New Hampshire Ins.
       Liability and Charterer's   occurrence. Ded.           & NY M&G.
       Legal Liability             $25,000 per occurrence
                                   $100,000 pollution per
                                   occurrence.
-------------------------------------------------------------------------------
  11   Excess Marine Liability     $24,000,000 excess of MTO, XL Spe-cialty
                                   CLL, P&L                   Brockbank &
                                                              Liberty Und.
--------------------------------------------------------------------------------
  12   Excess Marine Liability     $25,000,000 excess         XL Specialty
                                   $24,000,000                Brockbank & N.Y.
                                                              Marine Gen. Ins.
--------------------------------------------------------------------------------
  13   Property Damage, Business   $500 million combined      Munich Re:  FM
       Interruption and Boiler &   all-risk. Sublimits: Flood Global, et al.
       Machinery                   - $100 mil., Earthquake -
                                   $100 mil., $10 mil extra
                                   expense.
--------------------------------------------------------------------------------
  14   Directors & Officers        $15,000,000 each loss and  National Union
       Liability                   each policy year.  Ded.    Indemnity
                                   $1,000,000 Corp. Reimb.
--------------------------------------------------------------------------------
  15   Excess Directors &          $10,000,000 excess         Hartford
       Officers Liability          of Primary D&O
--------------------------------------------------------------------------------
  16   Directors & Officers        $10,000,000                XL Specialty Ins.
       Liability                                              Co.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
 1 year      7/1/2003        Flat Charge              $300,000 (AFCO)
--------------------------------------------------------------------------------
 1 year      7/1/2003        Based on volume          $51,850  Min. premium &
                             throughput and no.       deposit. (AFCO)
                             chartered vessels.


--------------------------------------------------------------------------------
 1 year      7/1/2003        Volume thru put          $34,425 (AFCO)
                             & vessels docked.

--------------------------------------------------------------------------------
 1 year      7/1/2003        Flat                     $21,250 (AFCO)


--------------------------------------------------------------------------------
 1 year      8/1/2003        Property Values - PD     $6,500,000 + Tax (AFCO)
                             Income values-  BI
                             PML, fire protection
                             available; many
                             other factors.
--------------------------------------------------------------------------------
 1 year      8/1/2003        Various                  $444,650


--------------------------------------------------------------------------------
 1 year      8/21/2003       Various                  $275,000

--------------------------------------------------------------------------------
 1 year      8/21/2002       Various                  $170,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No.       Type of Insurance         Amounts/Limits            Insurance Co.
---       -----------------         --------------            -------------
--------------------------------------------------------------------------------
 17  Employee Dishonesty &      $5,000,000 each Insuring     Texas Pacific Chubb
     Depositor's Forgery        Agreement. Ded. $50,000.
--------------------------------------------------------------------------------
 18  Hull & Machinery and       Barge Hull                   Great American
     Protection & Indemnity     Value (M-25 = )              Insurance Co.
                                Ded. $5,000 per              of NY
                                loss. $1,000,000
                                P&I
--------------------------------------------------------------------------------
 19  Pollution Insurance        Section  A -                 Water Quality
                                $250,000                     Insurance Syndicate
                                Section  B -
                                $5,000,000
                                CERCLA - $5,000,000
--------------------------------------------------------------------------------
 20  Marine and Railroad        $12,000,000 any one          Mutual Marine
     Cargo                      vessel $1,000,000 any
                                one barge $1,000,000
                                any one rail ship.
                                $100,000 any one truck
--------------------------------------------------------------------------------
 21  Duty Drawback Bond         $1,000,000                   Washington
                                                             International
--------------------------------------------------------------------------------
 22  Fiduciary                  $10,000,000                  National Union
                                Limit
                                Ded. $150,000 per
                                occurrence
--------------------------------------------------------------------------------
 23  Environmental Impairment   $4,000,000 per               Chubb
     Liability (Petrochem &     loss
     Fibers)                    $8,000,000
                                aggregate
--------------------------------------------------------------------------------
 24  Closure/Post Closure       $1,995,222 Combined          Underwriters
     Bonds - Petrochem                                       Indemnity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
1 year     10/1/2002       Various                    $14,450

--------------------------------------------------------------------------------
1 year     7/1/2003        Hull &                     $23,852  (AFCO)
                           Machinery values



--------------------------------------------------------------------------------
1 year     7/1/2003        Hull gross                 $3,600 (AFCO)
                           registered tonnage



--------------------------------------------------------------------------------
1 year     Continuing      Declared                   $40,000 Annual Appprox.
                           shipment values            (AFCO)



--------------------------------------------------------------------------------
1 year     Continuing      Limit                      $2,875

--------------------------------------------------------------------------------
1 year     8/21/2003       Various                    $49,000



--------------------------------------------------------------------------------
1 year     2/20/2003       Loss Potential             $147,831



--------------------------------------------------------------------------------
1 year     Continous       Estimated Closure/         $40,610
                           Post Closure Costs
--------------------------------------------------------------------------------

ANNUAL TOTAL: *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.
Consolidating Balance Sheet
For the Period Ended March 31, 2003
(In Thousands) (Unaudited)

                                             ------------------------------------------------------
                                                Sterling          Sterling
                                                Chemicals,        Chemicals           Sterling
                                                 Inc. 1           Energy, Inc.      Chemicals, Inc.
ASSETS                                       01-37806-H4-11     01-37807-H4-11      Consolidated
                                             ------------------------------------------------------
Current Assets:
      Cash and cash equivalents                  75,123                --              75,123
      Trade accounts receivable, net             59,057               115              59,172
      Other Receivables                             490                --                 490
      Inventories                                39,253                --              39,253
      Prepaid expenses                            5,440                --               5,440
      Deferred income tax benefit                 2,546                --               2,546
                                              -----------------------------------------------
Total current assets                            181,909               115             182,024

Property, plant and equipment, net              275,864             3,327             279,191
Deferred income taxes                                --                --                  --
Investments-Third Party                           1,500             5,704               7,204
Other assets                                     15,088                --              15,088
                                              -----------------------------------------------
Total assets                                    474,361             9,146             483,507
                                              ===============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)               248,219               282             248,501
Pre-Petition liabilities

Redeemable preferred stock                       31,376                --              31,376
Stockholders' equity:
      Common stock, $.01 par value                   28                --                  28
      Additional paid-in capital                201,128             8,192             209,320
      Retained earnings-Filing Date            (212,503)           15,333            (197,170)
      Retained earnings-Post Filing Date        206,113           (14,661)            191,452
      Pension adjustment                             --                --                  --
      Accumulated translation adj                    --                --                  --
      Deferred compensation                          --                --                  --
                                              -----------------------------------------------
                                                194,766             8,864             203,630
      Treasury stock at cost                         --                --                  --
                                              -----------------------------------------------
Total stockholders' equity                      194,766             8,864             203,630

Total liabilities and equity                  $ 474,361         $   9,146           $ 483,507
                                              ===============================================

1 Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

     MOR 2 - 3

CASE NAME: Sterling Chemicals Energy, Inc.          CASE NUMBER:  01-37807-H4-11


          SCHEDULE OF POST-PETITION LIABILITIES

================================================================================================================================
                                             9/30/2002   10/31/2002   11/30/2002   12/31/2002  1/31/2003   2/28/2003   3/31/2003
--------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                        $1,136       $1,263       $1,224       $1,421       $293        $253       $282
--------------------------------------------------------------------------------------------------------------------------------
ROYALTY AND REVENUE PAYABLE
--------------------------------------------------------------------------------------------------------------------------------
NOTES PAYABLE - INSURANCE
--------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:
--------------------------------------------------------------------------------------------------------------------------------
    Federal Payroll Taxes
--------------------------------------------------------------------------------------------------------------------------------
    State Payroll & Sales
--------------------------------------------------------------------------------------------------------------------------------
    Ad Valorem Taxes
--------------------------------------------------------------------------------------------------------------------------------
    Other Taxes
--------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                           $  --         $  --        $  --          $  --       $  --      $  --     $  --
--------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
--------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE
--------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
--------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
--------------------------------------------------------------------------------------------------------------------------------
  1. General and Administrative Costs
--------------------------------------------------------------------------------------------------------------------------------
  2. Lease Operating Expenses/Capital
--------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)      $1,136         $1,263      $ 1,224        $1,421        $293       $ 253      $ 282
=================================================================================================================================

*Payment Requires Court Approval.

        MOR-4

CASE NAME: Sterling Chemicals, Inc.                CASE NUMBER:  01-37806-H4-11
CASE NAME: Sterling Chemicals Energy, Inc.         CASE NUMBER:  01-37807-H4-11

                       AGING OF POST-PETITION LIABILITIES
                                MONTH   March 2003

(in thousands)
====================================================================================================================
     DAYS         TOTAL         TRADE ACCTS       FED TAXES      STATE TAXES         AD-VALOREM,        ROYALTY
                                                                                     OTHER TAXES     AND INSURANCE
--------------------------------------------------------------------------------------------------------------------
     0-30        $248,501         $248,383          $ (3)            $121              $ --               $ --
--------------------------------------------------------------------------------------------------------------------
     31-60
--------------------------------------------------------------------------------------------------------------------
     61-90
--------------------------------------------------------------------------------------------------------------------
     91 +
--------------------------------------------------------------------------------------------------------------------
     TOTAL       $248,501         $248,383          $ (3)            $121              $ --               $ --
====================================================================================================================

                         AGING OF ACCOUNTS RECEIVABLE(1)

====================================================================================================================
             MONTH
====================================================================================================================
     0-30        $ 61,321         $ 61,321          $ --             $ --              $ --               $ --
--------------------------------------------------------------------------------------------------------------------
     31-60            366              366            --               --                --
--------------------------------------------------------------------------------------------------------------------
     61-90            368              368            --               --                --
--------------------------------------------------------------------------------------------------------------------
     91 +          11,820           11,820            --               --                --
--------------------------------------------------------------------------------------------------------------------
     TOTAL       $ 73,875         $ 73,875          $ --             $ --              $ --               $ --
====================================================================================================================

(1) Days outstanding from invoice due date.

      MOR-5

CASE NAME: STERLING CHEMICALS, INC
For the period ending March 31, 2003

                      STATEMENT OF INCOME (LOSS)
================================================================================
                                   Sterling        Sterling        Sterling
                                   Chemicals,      Chemicals       Chemicals,
                                    Inc.(1)        Energy, Inc.      Inc.(1)
      MONTH                      01-37806-H4-11  01-37807-H4-11   CONSOLIDATED
================================================================================
REVENUES (MOR-1)                   $41,390,981      $407,936      $41,798,917
--------------------------------------------------------------------------------
TOTAL COST OF REVENUES              37,866,097       407,936       38,274,033
--------------------------------------------------------------------------------
GROSS PROFIT                       $ 3,524,884      $     --      $ 3,524,884
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
  Selling, General &
    Administrative                 $ 1,876,278      $     --        1,876,278
--------------------------------------------------------------------------------
  Insiders Compensation                117,867            --          117,867
--------------------------------------------------------------------------------
  Other (Earnings in
    Joint Venture)                     (93,133)       93,133               --
--------------------------------------------------------------------------------
                                                                           --
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE            $ 1,901,012      $ 93,133      $ 1,994,145
================================================================================
INCOME BEFORE INT. DEPR/TAX
  (MOR-1)                          $ 1,623,872      $(93,133)     $ 1,530,739
--------------------------------------------------------------------------------
INTEREST EXPENSE (includes
  amort of debt fees)                  116,647            --          116,647
--------------------------------------------------------------------------------
DEPRECIATION                         2,197,628            --        2,197,628
--------------------------------------------------------------------------------
OTHER (INCOME) EXPENSES*               976,000            --          976,000
--------------------------------------------------------------------------------
OTHER ITEMS**                               --            --               --
--------------------------------------------------------------------------------
TOTAL INT. DEPR & OTHER ITEMS      $ 3,290,275      $     --      $ 3,290,275
================================================================================
NET INCOME BEFORE TAXES            $(1,666,403)     $(93,133)     $(1,759,536)
--------------------------------------------------------------------------------
INCOME TAXES                        (1,569,660)      (29,655)      (1,599,315)
================================================================================
NET INCOME (LOSS) (MOR-1)          $   (96,743)     $(63,478)     $  (160,221)
================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.
Accrual Accounting Required, Otherwise Footnote With Explanation
 *    Working capital adjustment for Superior Propane
** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

      MOR-6

CASE NAME:  STERLING CHEMICALS ENERGY, INC.          CASE NUMBER:  01-37807-H-11

===============================================================================================
CASH RECEIPTS AND                         Sep-02         Oct-02        Nov-02         Dec-02
DISBURSEMENTS
-----------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                    100            100           100           100
===============================================================================================
RECEIPTS:
-----------------------------------------------------------------------------------------------
2.  CASH SALES                                  --             --            --             --
-----------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE       88,389         58,858        62,661         71,758
-----------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - (attach list)            --             --            --             --
-----------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                              --             --            --             --
-----------------------------------------------------------------------------------------------
6.  OTHER (attach list)                  1,104,650      1,148,570     1,273,071      1,784,912
===============================================================================================
TOTAL RECEIPTS                           1,193,039      1,207,428     1,335,732      1,856,670
-----------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                  N/A            N/A           N/A            N/A
===============================================================================================
DISBURSEMENTS:
-----------------------------------------------------------------------------------------------
7.  NET PAYROLL                                 --             --            --             --
-----------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                          --             --            --             --
-----------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID               --             --            --             --
-----------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                       --             --            --             --
-----------------------------------------------------------------------------------------------
11. UTILITIES                            1,104,650      1,148,570     1,273,071      1,229,762
-----------------------------------------------------------------------------------------------
12. INSURANCE                                   --             --            --             --
-----------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                         --             --            --             --
-----------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                            --             --            --             --
-----------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                      --             --            --             --
-----------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES             --             --            --             --
-----------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                    --             --            --             --
-----------------------------------------------------------------------------------------------
18. OTHER (attach list)                     88,389         58,858        62,661        626,908
===============================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS      1,193,039      1,207,428     1,335,732      1,856,670
===============================================================================================
19. PROFESSIONAL FEES                           --             --            --             --
-----------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                           --             --            --             --
-----------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                             --             --            --             --
===============================================================================================
TOTAL DISBURSEMENTS                      1,193,039      1,207,428     1,335,732      1,856,670
===============================================================================================
22. NET CASH FLOW                               --             --            --             --
-----------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                100            100           100            100
===============================================================================================


====================================================================================================
CASH RECEIPTS AND                          Jan-03         Feb-03          Mar-03         FILING TO
DISBURSEMENTS                                                                              DATE
----------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                     100            100             100             100
====================================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --             --              --              --
----------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE        75,062         76,468          78,813       1,448,140
----------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - (attach list)             --             --              --              --
----------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                               --             --              --              --
----------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                   1,400,789      1,897,277       1,355,646      29,422,425
====================================================================================================
TOTAL RECEIPTS                            1,475,852      1,973,745       1,434,459      30,870,565
----------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                    N/A           N/A              N/A            N/A
====================================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                 --             --               --              --
----------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                          --             --               --              --
----------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID               --             --               --              --
----------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                       --             --               --              --
----------------------------------------------------------------------------------------------------
11. UTILITIES                             1,400,789      1,897,277       1,355,646      26,867,276
----------------------------------------------------------------------------------------------------
12. INSURANCE                                    --             --              --              --
----------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                          --             --              --              --
----------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                             --             --              --              --
----------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                       --             --              --              --
----------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES              --             --              --              --
----------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                     --             --              --              --
----------------------------------------------------------------------------------------------------
18. OTHER (attach list)                      75,062         76,468          78,813       4,003,290
====================================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS       1,475,852      1,973,745       1,434,459      30,870,565
====================================================================================================
19. PROFESSIONAL FEES                            --             --              --              --
----------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --             --              --              --
----------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                              --             --              --              --
====================================================================================================
TOTAL DISBURSEMENTS                       1,475,852      1,973,745       1,434,459      30,870,565
====================================================================================================
22. NET CASH FLOW                                --             --              --              --
----------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                 100            100             100             100
====================================================================================================

      MOR-7

CASE NAME:  STERLING CHEMICALS ENERGY, INC.          CASE NUMBER:  01-37807-H-11

===============================================================================================
OTHER CASH RECEIPTS AND                   Sep-02         Oct-02        Nov-02         Dec-02
DISBURSEMENTS
-----------------------------------------------------------------------------------------------
6. OTHER RECEIPTS:
-----------------------------------------------------------------------------------------------
         Interest Income                          --          --              --             --
-----------------------------------------------------------------------------------------------
         401(k) Plan Refund                       --          --              --             --
-----------------------------------------------------------------------------------------------
         Cobra Insurance Payment                  --          --              --             --
-----------------------------------------------------------------------------------------------
         Dividend                                 --          --              --        555,150
-----------------------------------------------------------------------------------------------
         Royalty Owners Trust Account             --          --              --             --
-----------------------------------------------------------------------------------------------
         Emission Credits                         --          --              --             --
-----------------------------------------------------------------------------------------------
         Intercompany Funding              1,104,650   1,148,570       1,273,071      1,229,762
-----------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                       1,104,650   1,148,570       1,273,071      1,784,912
-----------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
-----------------------------------------------------------------------------------------------
         Lease Operating Expense
-----------------------------------------------------------------------------------------------
         Workover Expense                        --          --              --             --
-----------------------------------------------------------------------------------------------
         Capital Expenditures                    --          --              --             --
-----------------------------------------------------------------------------------------------
         Revenue & Royalties                     --          --              --             --
-----------------------------------------------------------------------------------------------
         Interest Payment                        --          --              --             --
-----------------------------------------------------------------------------------------------
         Restricted Cash - Bond Funding          --          --              --             --
-----------------------------------------------------------------------------------------------
         Severance tax                           --          --              --             --
-----------------------------------------------------------------------------------------------
         Pre-petition checks voided
            in current period                    --          --              --             --
-----------------------------------------------------------------------------------------------
         Revolver payment to CIT             88,389      58,858          62,661         71,758
-----------------------------------------------------------------------------------------------
         Intercompany Funding                                                          555,150
-----------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS                    88,389      58,858          62,661        626,908
===============================================================================================


           MOR-7 Attachment

====================================================================================================
CASH RECEIPTS AND                          Jan-03         Feb-03          Mar-03         FILING TO
DISBURSEMENTS                                                                              DATE
----------------------------------------------------------------------------------------------------
6. OTHER RECEIPTS:
----------------------------------------------------------------------------------------------------
         Interest Income                        --            --              --                  --
----------------------------------------------------------------------------------------------------
         401(k) Plan Refund                     --            --              --                  --
----------------------------------------------------------------------------------------------------
         Cobra Insurance Payment                --            --              --                  --
----------------------------------------------------------------------------------------------------
         Dividend                               --            --              --           2,555,150
----------------------------------------------------------------------------------------------------
         Royalty Owners Trust Account           --            --              --                  --
----------------------------------------------------------------------------------------------------
         Emission Credits                       --            --              --                  --
----------------------------------------------------------------------------------------------------
         Intercompany Funding            1,400,789     1,897,277       1,355,646          26,867,276
----------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                     1,400,789     1,897,277       1,355,646          29,422,425
----------------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
----------------------------------------------------------------------------------------------------
         Lease Operating Expense
----------------------------------------------------------------------------------------------------
         Workover Expense                        --            --              --                 --
----------------------------------------------------------------------------------------------------
         Capital Expenditures                    --            --              --                 --
----------------------------------------------------------------------------------------------------
         Revenue & Royalties                     --            --              --                 --
----------------------------------------------------------------------------------------------------
         Interest Payment                        --            --              --                 --
----------------------------------------------------------------------------------------------------
         Restricted Cash - Bond Funding          --            --              --                 --
----------------------------------------------------------------------------------------------------
         Severance tax                           --            --              --                 --
----------------------------------------------------------------------------------------------------
         Pre-petition checks voided
            in current period                    --            --              --                 --
----------------------------------------------------------------------------------------------------
         Revolver payment to CIT                 --            --              --          3,217,796
----------------------------------------------------------------------------------------------------
         Intercompany Funding                75,062        76,468          78,813            785,494
----------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS                    75,062        76,468          78,813          4,003,290
====================================================================================================

             MOR-7 Attachment

CASE NAME:  STERLING CHEMICALS ENERGY, INC.          CASE NUMBER:  01-37807-H-11


=================================================================================================================================
CASH RECEIPTS AND                            Chase            Chase                                                         Total
DISBURSEMENTS                             00103317203      00101818459                                                     Debtor
---------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                      --                100                                                        100
=================================================================================================================================
RECEIPTS:
---------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE            --             78,813                                                     78,813
---------------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - (attach list)             --                 --
---------------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                               --                 --
---------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                   1,355,646                 --                                                  1,355,646
=================================================================================================================================
TOTAL RECEIPTS                            1,355,646             78,813                                                  1,434,459
---------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                      N/A                N/A          N/A       N/A        N/A       N/A            N/A
=================================================================================================================================
DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                  --                 --           --        --          --       --             --
---------------------------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                           --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID                --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                        --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                             1,355,646                 --                                                  1,355,646
---------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                    --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                          --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                             --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                       --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES              --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                     --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                          --             78,813                                                     78,813
=================================================================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS       1,355,646             78,813                                                  1,434,459
=================================================================================================================================
19. PROFESSIONAL FEES                            --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                              --                 --                                                         --
=================================================================================================================================
TOTAL DISBURSEMENTS                       1,355,646             78,813                                                  1,434,459
=================================================================================================================================
22. NET CASH FLOW                                --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                  --                100                                                        100
=================================================================================================================================

            MOR-7               *Applies to Individual debtor's only.

=================================================================================================================================
CASH RECEIPTS AND                            Chase            Chase                                                         Total
DISBURSEMENTS                             00103317203      00101818459                                                     Debtor
=================================================================================================================================
6.  OTHER RECEIPTS:
---------------------------------------------------------------------------------------------------------------------------------
    Interest Income                             --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund                          --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                     --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Dividend                                    --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Royalty Owners Trust Account                --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Emission Credits                            --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfer                 1,355,646                --                                                   1,355,646
=================================================================================================================================
TOTAL OTHER RECEIPTS                      1,355,646                --                                                   1,355,646
=================================================================================================================================
18. OTHER DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------------------------
    Lease Operating Expense                     --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Workover Expense                            --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                        --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Revenue & Royalties                         --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Interest Payment                            --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Restricted Cash - Bond Funding              --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Severance tax                               --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                         --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    CIT Revolver Payments                       --                 --                                                         --
---------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                      --             78,813                                                     78,813
=================================================================================================================================
TOTAL OTHER DISBURSEMENTS                       --             78,813                                                     78,813
=================================================================================================================================

                         MOR-7 Attachment

CASE NAME:  Sterling Chemicals Energy, Inc.          CASE NUMBER:  01-37807-H-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF March 2003
================================================================================================================================
BANK NAME                            Chase Bk of TX       Chase Bk of TX
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                        00103317203    00101818459
--------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Concentration   Concentration                                                        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                         $       --      $    100                                                        $       100
--------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                            --
--------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                                                                                            --
--------------------------------------------------------------------------------------------------------------------------------
OTHER                                                                                                                         --
--------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                $       --      $    100                                                        $       100
--------------------------------------------------------------------------------------------------------------------------------
BEGINNNG CASH - PER BOOKS            $       --      $    100                                                        $       100
--------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                               78,813                                                             78,813
--------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS            1,355,646       (78,813)                                                         1,276,833
--------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS           (1,355,646)                                                                      (1,355,646)
--------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS              $     --        $    100                                                        $       100
================================================================================================================================

               MOR-8

CASE NAME:  Sterling Chemicals Energy, Inc.         CASE NUMBER:  01-37807-H4-11

PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)


====================================================================================================================================
                                       Sep-2002   Oct-2002    Nov-2002    Dec-2002    Jan-2003    Feb-2003    Mar-2003    FILING TO
                                                                                                                             DATE
------------------------------------------------------------------------------------------------------------------------------------
INSIDERS: NAME/POSITION/COMP
TYPE (2)
------------------------------------------------------------------------------------------------------------------------------------
1.                                     $    --    $    --     $    --     $    --     $    --     $    --     $    --     $    --
------------------------------------------------------------------------------------------------------------------------------------
2.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
3.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
4.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
5.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
6.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
7.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
8.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
9.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                 $    --    $    --     $    --     $    --     $    --     $    --     $    --     $    --
====================================================================================================================================


====================================================================================================================================
                                       Sep-2002   Oct-2002    Nov-2002    Dec-2002    Jan-2003    Feb-2003    Mar-2003    FILING TO
                                                                                                                             DATE
------------------------------------------------------------------------------------------------------------------------------------
            PROFESSIONALS
          NAME/ORDER DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                                     $    --    $    --     $    --     $    --     $    --     $    --     $    --     $    --
------------------------------------------------------------------------------------------------------------------------------------
2.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
3.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
4.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
5.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
6.                                          --         --          --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)            $    --    $    --     $    --     $    --     $    --     $    --     $    --     $    --
====================================================================================================================================

(1)  Represents the period 07/17/01 thru 08/31/01.

(2) The Debtor has limited the scope of its answer to (i) Directors, (ii) Officers designated as insiders for purposes of section 16(a) of the Securities and Exchange Act of 1934, (iii) affiliates ; and (iv) parties to the Voting Agreement granting authority to designated the nominees who benefit from the Voting Agreement. Information as to officers who are not designated as insiders for purposes of Section 16(a) of the SEC Act of 1934 has been complied by the Debtor and will be provided to the Office of the United States Trustee and to the Council for the Official Committee of Unsecured Creditors upon request. Such information primarily relates to compensation, benefits and expense reimbursements payments made to such officers as employees of the Debtor. It is the policy of the Debtor to
     preserve  the   confidentiality  of  such  information  on  behalf  of  its employees.

(3) All payments to directors and officers, as defined in footnote (2) above, are made by Sterling Chemicals, Inc., a jointly administered Debtor (Case #01-37806-H4-11.

                                      MOR-9